SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C.



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): JUNE 6, 1997

                     CLASSIC RESTAURANTS INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

     COLORADO                        0-28704                       84-1122431
(State or other jurisdic        (Commission File                (IRS Employer
 tion of incorporation)             Number)                  Identification No.)

              3500 PARKWAY LANE, SUITE 435, NORCROSS, GEORGIA 30092
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code: (770)729-9010

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)







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ITEM 1.           CHANGES IN CONTROL OF REGISTRANT.

                  Not Applicable

ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS.

                  Not Applicable

ITEM 3.           BANKRUPTCY OR RECEIVERSHIP.

                  Not Applicable

ITEM 4.           CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS.

                  Not Applicable

ITEM 5.           OTHER EVENTS.

                  On June 6, 1997, Classic Restaurants International, Inc. (the "Company"), Mark Shoom, and James Robert Shaw, entered into a settlement agreement, a copy of which is attached as an Exhibit to this document, whereby Mr. Shoom agreed to release and discharge the Company and Mr. Shaw from any and all claims Mr. Shoom has or may have against them, including the claims which are pending in the State Court of Gwinnett County, State of Georgia, Civil Action No. 97-C-2533-1, MARK SHOOM V. CLASSIC RESTAURANTS INTERNATIONAL, INC. AND JAMES R. SHAW. In consideration for the release, the Company has issued 114,737 shares of Class A Common Stock to Mr. Shoom pursuant to the exemption from registration provided by Regulation S promulgated under the Securities Act of 1933, as amended. See
                  Item 9. Sales of Equity Securities Pursuant to Regulation S.

                  Mr. Shaw will be appointing two new directors, Ronald Lambert and Bailey Spears, to fill the vacancies created by the resignations of Caroline P. Anderson and Daniel Howell. See
                  Item 6. Resignations of Registrant's Directors.


ITEM 6.           RESIGNATIONS OF REGISTRANT'S DIRECTORS.

                  Effective June 17, 1997 and June 19, 1997, Caroline P. Anderson and Daniel Howell, respectively, resigned their positions as directors of the Company. Ms. Anderson also resigned from all other positions she held with the Company, its subsidiaries, and affiliates. Ms. Anderson resigned due to professional differences concerning the guidance and direction of the Company. Mr. Howell's resignation stated that he believed the Company was not following common practices with respect to the Board of Directors and that Mr. Shaw, a director and President of the Company, was implementing policies without board

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                  approval. Copies of Mr. Howell's and Ms. Anderson's letters of resignation are attached as Exhibits to this document.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

                  (a)      Financial statements of businesses acquired:

                           Not applicable

                  (b)      Pro forma financial information:  Not applicable

                  (c)      Exhibits:

                           17.1   Resignation Letter of Daniel Howell
                           17.2   Resignation Letter of Caroline P. Anderson
                           99     Settlement Agreement

ITEM 8.           CHANGE IN FISCAL YEAR.

                  Not Applicable

ITEM 9.           SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

                  On June 6, 1997, the Company issued 114,737 shares of Class A Common Stock to Mr. Shoom, pursuant to the registration exemption provided by Regulation S, in settlement of claims totaling $103,300. Mr. Shoom is a resident of Canada.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     CLASSIC RESTAURANTS INTERNATIONAL, INC.



Date: June 20, 1997                  By:/s/James Robert Shaw
                                        James Robert Shaw
                                        President

A:\06-06-97.8K

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